UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                       Investment Company Act file number

                                   811-03235

                          FMI Common Stock Fund, Inc.
                          ---------------------------

               (Exact name of registrant as specified in charter)

                      100 East Wisconsin Avenue, Suite 2200
                              Milwaukee, WI  53202
                              --------------------

              (Address of principal executive offices) (Zip code)

                                 Ted D. Kellner
                           Fiduciary Management, Inc.
                      100 East Wisconsin Avenue, Suite 2200
                              Milwaukee, WI  53202
                              --------------------

                    (Name and address of agent for service)

                                 (414) 226-4555
                                 --------------

              (Registrant's telephone number, including area code)

Date of fiscal year end:  September 30

Date of reporting period: 03/31/2005


ITEM 1. REPORTS TO STOCKHOLDERS.
--------------------------------

                               SEMIANNUAL REPORT
                                 MARCH 31, 2005

                                      FMI
                                  Common Stock
                                   Fund, Inc.

                                   A NO-LOAD
                                  MUTUAL FUND

                                      FMI
                                  Common Stock
                                   Fund, Inc.

                                                                  March 31, 2005

Dear Fellow Shareholders:

  After a very strong December quarter, the March quarter was much more difficult. The Fund was essentially flat for the quarter, at -0.04%, but given the 5.34% pullback in the Russell 2000(1)<F1>, it was a "moral victory." Financial and technology stocks performed poorly in the quarter, so our underweight positions here helped.

  The Fund experienced a nice boost from Medco's announced buyout of Accredo as well as the continued strong performance of the energy stocks. Accredo Health, Inc., you may recall, was a relatively recent addition to the portfolio, about which we wrote in our letter dated September 30, 2004. This stock appreciated approximately 65% in the short time during which we held it. On average, we expect to hold our investments for about three to four years, but we don't mind getting our money more quickly! Oil prices continued to rise in the March quarter, driving energy stocks higher. Newfield Exploration Co. was up over 25% in the quarter and St. Mary Land & Exploration Co. was up 20%. We believe the fundamentals do not support oil prices in the mid $50's and took the opportunity in the latter half of the quarter to reduce the energy weighting of the portfolio. Stocks that detracted from the results in the quarter include Albany International Corp., Global Imaging Systems, Inc., MPS Group, Inc. and Werner Enterprises, Inc. In each of these equities we remain positive on the long-term investment thesis.

  In addition to selling Accredo after the deal was announced, we sold Scholastic and Spartech. Scholastic is a company we have discussed frequently, usually in frustration. The Company has an excellent educational franchise but management has not been able to consistently bring the magic to the bottom line. Spartech was sold due to our loss of confidence in the management team, particularly with respect to driving a respectable long-term return on invested capital (ROIC). Delphi was a good stock for us over the past few years and it achieved our valuation target and was sold during the quarter. We think A.J. Gallagher, a new addition discussed below, gives us exposure to the Property & Casualty field with a superior business model.

  Our view of the markets and the economy remains about the same as we communicated three months ago. This letter, as well as those from previous quarters, can be easily accessed at www.fmifunds.com.

  A snapshot of FMI Common Stock Fund relative to the Russell 2000 at March 31, 2005, shows a weighted average trailing twelve months price-to-earnings (P/E) ratio of 17.2 versus 27.8. The weighted average price-to-book ratio of our portfolios is 2.2 compared to 3.6 for the Russell 2000. The debt-to-total capital ratio is 21.8% versus 32.5% for the Russell 2000.

  As is our custom for the March 31 letter, we'll review a few of our holdings, as we introduce four new investments in the Fund.

----------

(1)<F1> The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index which comprises the 3,000 largest U.S. companies based on total market capitalization.

                           ARTHUR J. GALLAGHER & CO.

DESCRIPTION
-----------
  A.J. Gallagher is the world's fourth largest insurance broker and risk management firm, providing property and casualty products primarily to the middle market. It also provides third-party claims management and employee benefits consulting. Gallagher has a rich history, a strong selling culture and an outstanding track record. Insiders own a significant stake in the Company. Gallagher has been public since 1984.

GOOD BUSINESS
-------------
  o Insurance brokering, properly executed, is a high-margin business with little capital investment required.

  o    Approximately 90% of the brokerage contracts are renewed annually.

  o The claims management business is predominantly recurring in nature and has 15-17% margins.

  o Returns and free cash flow are excellent, and the balance sheet has net cash of $500 million.

  o    The business is relatively easy to understand.

VALUATION
---------
  o The P/E ratio of 14.4 is in the bottom third of its ten-year range of 11-30.

  o Its relative valuation versus the stock market is near the bottom of the long-term range.

  o The yield (3.3%) is above average relative to the ten-year range of 1.6% to 4.0%, and near the high end of the relative range.

MANAGEMENT
----------
  o The Gallagher family has led the Company since its founding over 75 years ago. Pat Gallagher, 52, is Chief Executive Officer. It appears that he is honest, hard working, and motivated to grow the business.

  o Jim Gault, 53, is President and Chief Operating Officer and runs the brokerage business. He grew up through the internship program and has been with Gallagher for thirty years.

  o    Other senior-level business leaders have long tenures with the Company.

INVESTMENT THESIS
-----------------
  A.J. Gallagher is positioned to continue to grow more rapidly than the Property & Casualty industry through an active acquisition strategy. The Company has demonstrated an ability to integrate and grow acquired businesses. Due to turmoil in the insurance brokerage industry, Gallagher has a good opportunity to increase its market share, although this might impact near-term earnings per share (EPS). Company-specific issues and Property & Casualty industry pricing issues do not appear to be long-term impediments to performance. The valuation is attractive given the superior characteristics of this business franchise.

                              FTI CONSULTING, INC.
DESCRIPTION
-----------
  FTI Consulting has three main divisions: Forensic and Litigation Consulting (41% of revenues and 40% of earnings before interest, taxes, depreciation and amortization [EBITDA]); Corporate Finance and Restructuring (38% of revenues and 47% of EBITDA), which is the largest independent domestic advisory practice; and Economic Consulting (21% of revenues and 13% of EBITDA), which offers analysis of anti-trust and competitive issues that typically arise out of Mergers & Acquisitions activity. Thus, given the diverse revenues, the business should perform well through all economic cycles. Based on revenues, roughly 40% of the business is driven by a down-cycle, 30% from an up-cycle and 30% is non-cyclical.

GOOD BUSINESS
-------------
  o The Corporate Finance and Restructuring practice is a durable, well-recognized franchise in the turnaround and bankruptcy area. The value of the other practices should increase as the Company continues its successful track record of cross-selling services and deepening client relationships.

  o Unlike demand for traditional consulting services, which depends primarily on companies' internal budgeting decisions, demand for FTI's services is most often driven by non-discretionary engagements by businesses facing critical situations. This leads to a relatively inelastic price-demand relationship.

  o Revenues are fairly recurrent as repeat clients and referrals generate 80% of the Company's sales.

  o Over the last four years ROIC has averaged 15%. Furthermore, assuming that profitability will ramp up due to new hires and/or an increase in the restructuring business, incremental margins and ROIC are attractive.

  o FTI has strong free cash flow and low debt. Debt to forecasted EBITDA is approximately 1x.

VALUATION
---------
  o Currently FTI trades more than 1.5 multiple points below its historical three-year average price to forward earnings of 17.5x (range 10x to 32x), in-line with the average enterprise value to EBITDA (EV/EBITDA) ratio of 8.8x (range 4x to 24x), and in-line with the average enterprise value to sales multiple of 2.2x (range 1x to 7x).

  o Given FTI's fundamentals of low debt, 15-18% ROIC, 18-19% return on equity (ROE), consistent mid-single-digit top line growth, and 17% pre-tax margin, a 3x sales multiple is warranted.

  o The private market value for the Restructuring business alone is roughly two-thirds of the market value.

MANAGEMENT
----------
  o Jack Dunn, Chief Executive Officer and Chairman, has been with FTI for thirteen years. He has served many important leading roles at the Company including Chief Operating Officer, President, and Chief Financial Officer.

  o Both Dominic DiNapoli, Chief Operating Officer; and Ted Pincus, Chief Financial Officer, have extensive industry experience, which is consistent with many other top executives at the Company.


INVESTMENT THESIS
-----------------
  FTI will benefit from strong secular demand drivers including increased use of outside independent auditors, increased public scrutiny of accounting and fraud, and the large 114% increase in issuances of non-convertible high-yield debt in 2003. We believe many of these companies will require restructuring or bankruptcy consulting. An investment in FTI is somewhat of a hedge on the economy. Higher interest rates, slowing economic growth and a difficult capital market will actually benefit FTI.

                                 VALSPAR CORP.
DESCRIPTION
-----------
  Valspar is a leading global paints and coatings manufacturer. The Company has three reportable segments: Paints (32% of sales and 44% of earnings before interest and taxes [EBIT]); Coatings (56% of sales and 63% of EBIT), and All Other (13% of sales and -7% of EBIT). Valspar has three major business groups:
Industrial (40% of sales); Architectural, Auto & Specialty (30% of sales); and Packaging (20-25% of sales). Industrial and Packaging fall mostly within Coatings, while the majority of Architectural, Auto & Specialty falls within Paints.

GOOD BUSINESS
-------------
  o    Valspar is a low-cost producer and technology leader in its markets.

  o While slower growth, Packaging, at 20-25% of sales, lends stability to the revenue stream.

  o The ROIC declined to 9-10% following the Lilly acquisition in fiscal 2001 and industrial recession. While the industrial recovery should have improved returns into the low double-digits, Valspar has been hit by an unprecedented increase in raw materials costs. Management is focused on improving the ROIC to 12-13% within two to three years.

  o Valspar has a solid balance sheet. Debt-to-capitalization is 35%; net debt-to-EBITDA is 1.6x; and interest coverage is 7.8x. The Company's senior debt is rated BBB by Standard & Poor's. Valspar generated $184 million in free cash in fiscal 2004, comfortably covering its annual dividend requirement of $40 million.

VALUATION
---------
  o The stock trades near the low-end of its five- and ten-year average valuation range on every metric. The stock is near its 52-week low following more than two years of relative underperformance.

  o Valspar trades for 17.3x the fiscal 2005 (October) estimate. However, earnings are under pressure due to higher raw materials costs, which is masking the underlying earning power of the Company.

  o The stock trades at an enterprise value to sales (EV/Sales) multiple of only 1.15x, compared to an operating margin of around 11%. The latter is in line with the five- and ten-year average, which has been remarkably consistent.

MANAGEMENT
----------
  o Bill Mansfield, 56, recently succeeded Rich Rompala, 58, as President and Chief Executive Officer. Mansfield previously served as Chief Operating Officer. While he is viewed as a solid operating guy, Mansfield's transition to CEO requires him to be less hands-on and focused more on strategy.

  o Paul Reyelts, 58, has been Chief Financial Officer since 1998. The Company has a solid long-term financial record.

INVESTMENT THESIS
-----------------
  Management is focused on improving its ROIC, and appears to be on top of the issue of foreign sourcing/competition. Furthermore, the balance sheet is solid, and the Company is a cash-generating machine. Finally, the stock is attractively valued. This is a quality company whose stock should outperform once raw material price increases abate.

                              ACUITY BRANDS, INC.
DESCRIPTION
-----------
  Acuity is organized under two business segments consisting of the Acuity Brands Lighting (75% of sales) and the Acuity Specialty Product Group (25% of sales). Acuity Brands Lighting designs and manufactures a broad range of indoor and outdoor lighting products and fixtures for commercial, industrial and residential applications. It has the largest market share in North America. Acuity Specialty Products produces a variety of specialty chemical products (cleaners, sanitizers, polishes and pesticides) primarily for the industrial cleaning and retail markets.

GOOD BUSINESS
-------------
  o Acuity has several strong brands, including Lithonia, Holophane, Gotham and Hydrel.

  o The Company's specialty products are generally consumable and are less economically sensitive than the lighting products.

  o Management is focused on cost-reduction, which could increase operating margins by 300 basis points in the next three to four years.

  o Acuity offers a wide breadth of lighting products, which allows it to compete favorably when a large project is being designed and engineered.

  o ROIC is approximately 9%, about in-line with the Company's cost of capital. This metric should improve as the Company's overall profit margins improve.

  o Acuity generates strong free cash flow, about in-line with net income. The Company also pays $0.60 per share in an annual dividend, implying a yield of 2%.

  o Financial leverage has been reduced through cash flow and working capital management.

VALUATION
---------
  o Acuity shares currently trade at approximately 19x and 13.8x fiscal year (August) 2005 and 2006 EPS and 0.6x revenue. In the Company's limited trading history, it has traded between 10x and 22x EPS and 0.3x to 0.6x revenue. The current fiscal year P/E is inflated by highly depressed earnings.

  o    More profitable competitors trade at over 20x EPS and 1x revenue.

MANAGEMENT
----------
  Mr. Vernon Nagel was named the Company's Chairman and Chief Executive Officer in September after serving as Chief Financial Officer for three years. Prior to joining the Company's predecessor, Mr. Nagel was a principal of Wolverine Capital, a private investment firm. He appears to be aggressively addressing Acuity's cost structure.

INVESTMENT THESIS
-----------------
  As one of the leading companies within the lighting fixtures industry, Acuity should benefit from a cyclical upturn in commercial development and office turnover. New leadership appears to be driven to increase profitability. Near-term earnings difficulties are largely the result of higher raw material prices. The CEO recently announced plans to accelerate the cost-cutting initiatives. We believe these actions will ultimately result in earning power of approximately $2.50 to $2.75 per share. As the Company begins to deliver acceptable margins, we believe the stock will trade for at least 1x revenue.

  Thank you for your continued confidence in FMI Common Stock Fund, Inc.

  Sincerely,

     /s/Ted D. Kellner      /s/Donald S. Wilson      /s/Patrick J. English
     Ted D. Kellner, CFA    Donald S. Wilson, CFA    Patrick J. English, CFA
     President and          Vice President           Vice President and
     Portfolio Manager                               Portfolio Manager

    100 E. Wisconsin Ave., Suite 2200 o Milwaukee, WI  53202 o 414-226-4555
                                www.fmifunds.com

COST DISCUSSION

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in FMI Common Stock Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from September 30, 2004 through March 31, 2005.

INDUSTRY SECTORS AS OF MARCH 31, 2005

Consumer Discretionary             16.2%
Materials & Processing             15.6%
Producer Durables                  9.5%
Technology                         9.2%
Distribution                       8.4%
Commercial Services                7.9%
Financial Services                 7.4%
Healthcare                         6.5%
Energy                             3.6%
Transportation                     3.4%
Consumer Staples                   2.5%
Cash                               9.8%

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

In addition to the costs highlighted and described below, the only Fund transaction costs you might currently incur would be wire fees ($15 per wire), if you choose to have proceeds from a redemption wired to your bank account instead of receiving a check. Additionally, U.S. Bank charges an annual processing fee ($15) if you maintain an IRA account with the Fund. To determine your total costs of investing in the Fund, you would need to add any applicable wire or IRA processing fees you've incurred during the period to the costs provided in the example at the end of this article.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                     Beginning                  Ending                 Expenses Paid
                                                      Account                   Account              During Period*<F2>
                                                   Value 9/30/04             Value 3/31/05            9/30/04-3/31/05
                                                   -------------             ------------             ---------------
FMICommon Stock Fund Actual $1,000                   $1,000.00                 $1,098.20                   $6.28
Hypothetical (5% return before expenses)             $1,000.00                 $1,025.00                   $6.06



*<F2> Expenses are equal to the Fund's annualized expense ratio of 1.20%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period between September 30, 2004 and March 31, 2005).

ADVISORY AGREEMENT

 On December 17, 2004, the Board of Directors of FMI Common Stock Fund, Inc. approved the continuation of the Fund's investment advisory agreement with Fiduciary Management, Inc. Prior to approving the continuation of the investment advisory agreement, the Board considered:

     o the nature, extent and quality of the services provided by Fiduciary Management, Inc.

     o    the investment performance of the Fund

     o the cost of the services to be provided and profits to be realized by Fiduciary Management, Inc. from its relationship with the Fund

     o the extent to which economies of scale would be realized as the Fund grew and whether fee levels reflect these economies of scale

     o    the expense ratios of the Fund

     o the manner in which portfolio transactions for the Fund are conducted, including the use of soft dollars

 In considering the nature, extent and quality of the services provided by Fiduciary Management, Inc., the Board of Directors reviewed a report describing the portfolio management, shareholder communication and servicing, prospective shareholder assistance and regulatory compliance services provided by Fiduciary Management, Inc. to the Fund. The Board concluded that Fiduciary Management, Inc. was providing essential services to the Fund. In particular, the Board concluded that Fiduciary Management, Inc. was preparing reports to shareholders in addition to those required by law, and was providing services to the Fund that was in addition to the services Fiduciary Management, Inc. provided its non-mutual fund clients.

 The Directors compared the performance of the Fund to benchmark indices over various periods of time and concluded that the performance of the Fund warranted the continuation of the advisory agreement.

 In concluding that the advisory fees payable by the Fund were reasonable, the Directors reviewed a report of the costs of services provided by, and the profits realized by Fiduciary Management, Inc., from its relationship with the Fund and concluded that such profits were reasonable and not excessive when compared to the profitability of publicly traded investment advisory firms. The Directors also reviewed reports comparing the Fund's expense ratio and advisory fees paid by the Fund to those of other comparable mutual funds and concluded that the advisory fee paid by the Fund and the Fund's expense ratio were within the range of comparable mutual funds. The Directors noted that the investment advisory fee was not adjusted if economies of scale were realized as the Fund grew, but did not consider that factor to be significant in light of the other factors considered, and that the Fund was closed to new investors.

 Finally, the Board reviewed reports discussing the manner in which portfolio transactions for the Fund were conducted, including the use of soft dollars. Based on these reports, the Board concluded that the research obtained by Fiduciary Management, Inc. was beneficial to the Fund and that Fiduciary Management, Inc. was executing the Fund's portfolio transactions in a manner designed to obtain best execution for the Fund.

STATEMENT OF NET ASSETS

March 31, 2005 (Unaudited)

SHARES                                               COST             VALUE
------                                               ----             -----

COMMON STOCKS -- 90.2% (A)<F4>
COMMERCIAL SERVICES SECTOR -- 7.9%
----------------------------------
             BUSINESS SERVICES -- 5.3%
    224,300  ABM Industries Inc.                $  3,382,970     $  4,313,289
    203,100  G & K Services, Inc.                  5,958,607        8,182,899
    375,000  Watson Wyatt & Company Holdings       8,812,855       10,200,000
                                                ------------     ------------
                                                  18,154,432       22,696,188

             INDUSTRIAL SERVICES -- 2.6%
    340,000  Republic Services, Inc.               6,226,890       11,383,200

CONSUMER DISCRETIONARY SECTOR -- 16.2%
--------------------------------------
             ADVERTISING SERVICES -- 1.6%
    179,000  ADVO, Inc.                            6,437,863        6,703,550

             CONSUMER DURABLES -- 2.6%
    355,300  Snap-on Inc.                         11,144,257       11,294,987

             PUBLISHING-MISCELLANEOUS -- 1.0%
    254,200  Journal Communications, Inc.          4,180,040        4,207,010

             RESTAURANTS -- 2.2%
    313,400  Darden Restaurants, Inc.              6,406,778        9,615,112

             RETAIL TRADE -- 3.4%
    551,200  Casey's General Stores, Inc.          6,804,096        9,905,064
    133,200  Michaels Stores, Inc.                 2,823,365        4,835,160
                                                ------------     ------------
                                                   9,627,461       14,740,224

             TEXTILE-APPAREL MANUFACTURERS -- 5.4%
    345,000  Liz Claiborne, Inc.                  10,636,791       13,844,850
    445,000  Paxar Corp.*<F3>                      5,364,686        9,496,300
                                                ------------     ------------
                                                  16,001,477       23,341,150

CONSUMER STAPLES SECTOR -- 2.5%
-------------------------------
             FOODS & BEVERAGES -- 2.5%
    152,000  Lancaster Colony Corp.                6,025,170        6,467,600
    181,800  Ruddick Corp.                         3,454,524        4,208,670
                                                ------------     ------------
                                                   9,479,694       10,676,270

DISTRIBUTION SECTOR -- 8.4%
---------------------------
             EDUCATION SERVICES -- 1.1%
    117,000  School Specialty, Inc.*<F3>           4,246,687        4,581,720

             HEALTHCARE -- 1.4%
    545,900  PSS World Medical, Inc.*<F3>          5,985,987        6,206,883

             OFFICE PRODUCTS -- 2.9%
    276,000  United Stationers Inc.*<F3>          11,707,445       12,489,000

             TECHNOLOGY COMPONENTS -- 3.0%
    515,400  Arrow Electronics, Inc.*<F3>          8,937,698       13,065,390

ENERGY SECTOR -- 3.6%
---------------------
             OIL & GAS PRODUCERS -- 3.6%
     96,900  Newfield Exploration Co.*<F3>         3,867,736        7,195,794
    168,800  St. Mary Land & Exploration Co.       5,694,237        8,448,440
                                                ------------     ------------
                                                   9,561,973       15,644,234

FINANCIAL SERVICES SECTOR -- 7.4%
---------------------------------
             LIFE INSURANCE -- 3.0%
    325,000  Protective Life Corp.                10,221,438       12,772,500

             MULTI-LINE INSURANCE -- 4.4%
    291,000  Arthur J. Gallagher & Co.             8,677,201        8,380,800
    465,000  Old Republic International Corp.      8,942,810       10,829,850
                                                ------------     ------------
                                                  17,620,011       19,210,650

HEALTHCARE SECTOR -- 6.5%
-------------------------
             DENTAL -- 4.0%
    482,900  Sybron Dental
               Specialties, Inc.*<F3>             11,081,972       17,336,110

             HEALTHCARE SERVICES -- 2.5%
    277,500  Renal Care Group, Inc.*<F3>           6,084,058       10,528,350

MATERIALS & PROCESSING SECTOR -- 15.6%
--------------------------------------
             CHEMICALS -- 8.7%
    330,500  Albemarle Corp.                       9,538,935       12,016,980
    425,900  Engelhard Corp.                      11,626,332       12,789,777
     62,000  Minerals Technologies Inc.            2,497,726        4,078,360
    184,900  Valspar Corp.                         8,613,414        8,605,246
                                                ------------     ------------
                                                  32,276,407       37,490,363

             CONTAINERS & PACKING _
               PAPER & PLASTIC -- 6.9%
    306,000  AptarGroup, Inc.                     10,236,012       15,905,880
    454,000  Bemis Company, Inc.                  12,326,886       14,128,480
                                                ------------     ------------
                                                  22,562,898       30,034,360

PRODUCER DURABLES SECTOR -- 9.5%
--------------------------------
             BUSINESS EQUIPMENT -- 2.1%
    263,000  Global Imaging Systems, Inc.*<F3>     6,652,708        9,325,980

             MANUFACTURING -- 7.4%
    239,800  Acuity Brands, Inc.                   6,615,316        6,474,600
    280,000  Albany International Corp.            8,522,249        8,646,400
    119,900  IDEX Corp.                            2,231,602        4,837,965
    304,100  York International Corp.             11,791,535       11,914,638
                                                ------------     ------------
                                                  29,160,702       31,873,603

TECHNOLOGY SECTOR -- 9.2%
-------------------------
             COMPUTER SERVICES SOFTWARE &
               SYSTEMS -- 9.2%
    703,700  The BISYS Group, Inc.*<F3>           10,296,060       11,034,016
    193,200  eFunds Corp.*<F3>                     3,070,635        4,312,224
    209,300  FTI Consulting, Inc.*<F3>             4,252,451        4,319,952
    376,700  Imation Corp.                        13,314,971       13,090,325
    664,200  MPS Group, Inc.*<F3>                  5,745,487        6,980,742
                                                ------------     ------------
                                                  36,679,604       39,737,259

TRANSPORTATION SECTOR -- 3.4%
-----------------------------
             TRUCKING -- 3.4%
    180,600  Pacer International, Inc.*<F3>        2,955,925        4,314,534
    540,300  Werner Enterprises, Inc.             10,427,044       10,498,029
                                                ------------     ------------
                                                  13,382,969       14,812,563
                                                ------------     ------------
                 Total common stocks             313,821,449      389,766,656

Principal Amount
----------------

SHORT-TERM INVESTMENTS -- 8.8% (A)<F4>

             COMMERCIAL PAPER -- 1.4%
 $6,000,000  General Electric Capital Corp.,
               2.66%, due 4/05/05                  5,998,670        5,998,670

             VARIABLE RATE DEMAND NOTES -- 7.4%
  4,000,000  American Family Financial
               Services, 2.47%                     4,000,000        4,000,000
 18,114,682  U.S. Bank, N.A., 2.60%               18,114,682       18,114,682
 10,130,000  Wisconsin Corporate Central
               Credit Union, 2.52%                10,130,000       10,130,000
                                                ------------     ------------
                 Total variable rate
                   demand notes                   32,244,682       32,244,682
                                                ------------     ------------
                 Total short-term
                   investments                    38,243,352       38,243,352
                                                ------------     ------------
                 Total investments              $352,064,801      428,010,008
                                                ------------
                                                ------------
             Cash and receivables, less
               liabilities -- 1.0% (A)<F4>                          4,167,943
                                                                 ------------
                 NET ASSETS                                      $432,177,951
                                                                 ------------
                                                                 ------------
             Net Asset Value Per Share
               ($0.01 par value, indefinite
               shares authorized), offering
               and redemption price
               ($432,177,951 / 17,192,766
               shares outstanding)                                     $25.14
                                                                       ------
                                                                       ------

*<F3>     Non-income producing security.

(a)<F4>   Percentages for the various classifications relate to net assets.

  The accompanying notes to financial statements are an integral part of this statement.

STATEMENT OF OPERATIONS

For the Six Month Period Ending March 31, 2005 (Unaudited)

INCOME:
     Dividends                                             $ 1,804,718
     Interest                                                  328,641
                                                           -----------
       Total income                                          2,133,359
                                                           -----------
EXPENSES:
     Management fees                                         2,109,194
     Transfer agent fees                                       163,905
     Administrative services                                   112,939
     Printing and postage expense                               46,353
     Custodian fees                                             37,685
     Professional fees                                          22,434
     Registration fees                                          20,233
     Board of Directors fees                                     5,443
     Other expenses                                             13,347
                                                           -----------
       Total expenses                                        2,531,533
                                                           -----------
NET INVESTMENT LOSS                                           (398,174)
                                                           -----------
NET REALIZED GAIN ON INVESTMENTS                            17,667,587
NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS      21,571,458
                                                           -----------
NET GAIN ON INVESTMENTS                                     39,239,045
                                                           -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS       $38,840,871
                                                           -----------
                                                           -----------

  The accompanying notes to financial statements are an integral part of this statement.

STATEMENTS OF CHANGES INNET ASSETS

For the Six Month Period Ending March 31, 2005 (Unaudited) and for the Year Ended September 30, 2004

                                                  2005           2004
                                              ------------   ------------
OPERATIONS:
     Net investment loss                      $   (398,174)  $ (1,176,639)
     Net realized gain on investments           17,667,587     22,007,079
     Net increase in unrealized appreciation
       on investments                           21,571,458     36,044,266
                                              ------------   ------------
       Net increase in net assets resulting
         from operations                        38,840,871     56,874,706
                                              ------------   ------------

DISTRIBUTIONS TO SHAREHOLDERS:
     Distributions from net realized gains
       ($1.2121 and $0.48428 per share,
       respectively)                           (20,047,301)    (5,724,994)*<F5>
                                              ------------   ------------

FUND SHARE ACTIVITIES:
     Proceeds from shares issued
       (1,392,845 and 8,487,388 shares,
       respectively)                            34,431,227    189,927,760
     Net asset value of shares issued in
       distributions reinvested
       (832,834 and 259,919 shares,
       respectively)                            19,454,999      5,514,081
     Cost of shares redeemed (1,679,072 and
       2,942,275 shares, respectively)         (41,365,532)   (67,646,756)
                                              ------------   ------------
       Net increase in net assets derived
         from Fund share activities             12,520,694    127,795,085
                                              ------------   ------------
       TOTAL INCREASE                           31,314,264    178,944,797
NET ASSETS AT THE BEGINNING OF THE PERIOD      400,863,687    221,918,890
                                              ------------   ------------
NET ASSETS AT THE END OF THE PERIOD           $432,177,951   $400,863,687
                                              ------------   ------------
                                              ------------   ------------

*<F5>     See Note 7

  The accompanying notes to financial statements are an integral part of these statements.

FINANCIAL HIGHLIGHTS

(Selected data for each share of the Fund outstanding throughout each period)


                                               (UNAUDITED)
                                            FOR THE SIX MONTH
                                              PERIOD ENDING                          YEARS ENDED SEPTEMBER 30,
                                                MARCH 31,          --------------------------------------------------------------
                                                  2005             2004          2003          2002          2001           2000
                                                  ----             ----          ----          ----          ----           ----
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of period             $24.08           $20.47        $17.38         $19.60        $18.77         $16.32
Income from investment operations:
     Net investment (loss) income                 (0.02)*<F8>      (0.08)*<F8>   (0.09)*<F8>    (0.01)*<F8>    0.00          (0.03)
     Net realized and unrealized
       gains on investments                        2.29             4.17          3.18           0.47**<F9>    1.90           2.91
                                                 ------           ------        ------         ------        ------         ------
Total from investment operations                   2.27             4.09          3.09           0.46          1.90           2.88
Less distributions:
     Dividend from net investment income             --               --            --             --            --             --
     Distributions from net realized gains        (1.21)           (0.48)           --          (2.68)        (1.07)         (0.43)
                                                 ------           ------        ------         ------        ------           ----
Total from distributions                          (1.21)           (0.48)           --          (2.68)        (1.07)         (0.43)
                                                 ------           ------        ------         ------        ------         ------
Net asset value, end of period                   $25.14           $24.08        $20.47         $17.38        $19.60         $18.77
                                                 ------           ------        ------         ------        ------         ------
                                                 ------           ------        ------         ------        ------         ------
TOTAL RETURN                                      9.82%(1)<F6>    20.33%        17.78%          2.18%        10.99%         18.35%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's $)          432,178          400,864       221,919         93,336        52,049         47,015
Ratio of expenses to average net assets           1.20%(2)<F7>     1.23%         1.25%          1.14%         1.23%          1.25%
Ratio of net investment (loss) income
  to average net assets                          (0.19%)(2)<F7>   (0.33%)       (0.46%)       (0.03%)         0.00%         (0.20%)
Portfolio turnover rate                           17.3%            39.4%         34.0%         28.8%          46.8%          46.7%



(1)<F6>   Not Annualized.

(2)<F7>   Annualized.

*<F8> In 2005, 2004, 2003 and 2002, net investment loss per share is calculated using average shares outstanding.

**<F9> The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of Fund shares.

  The accompanying notes to financial statements are an integral part of this statement.

NOTES TO FINANCIAL STATEMENTS

March 31, 2005 (Unaudited)


(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES --
       The following is a summary of significant accounting policies of the FMI Common Stock Fund, Inc. (the "Fund"), which is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund was incorporated under the laws of Wisconsin on July 29, 1981. Effective April 15, 2004, the Fund closed to new investors. The investment objective of the Fund is to produce long-term capital appreciation principally through investing in common stocks.

     (a) Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Securities that are traded on the Nasdaq National Market or the Nasdaq SmallCap Market are valued at the Nasdaq Official Closing Price or if no sale is reported, the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. The fair value of a security is the amount which the Fund might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the New York Stock Exchange. Short-term investments with maturities of 60 days or less are valued at amortized cost, which approximates value. For financial reporting purposes, investment transactions are recorded on the trade date.

     (b) Net realized gains and losses on sales of securities are computed on the identified cost basis.

     (c) Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

     (d) The Fund has investments in short-term variable rate demand notes, which are unsecured instruments. The Fund may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Fund's policy is to monitor the creditworthiness of the issuer and nonperformance by these counterparties is not anticipated.

     (e) Accounting principles generally accepted in the United States of America ("GAAP") require that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.

     (f) The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

     (g) No provision has been made for Federal income taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all net investment company taxable income and net capital gains to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

(2) INVESTMENT ADVISER AND MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES --
       The Fund has a management agreement with Fiduciary Management, Inc. ("FMI"), with whom certain officers and directors of the Fund are affiliated, to serve as investment adviser and manager. Under the terms of the agreement, the Fund will pay FMIa monthly management fee at the annual rate of 1% of the daily net assets of the Fund. The Fund has an administrative agreement with FMI to supervise all aspects of the Fund's operations except those performed by FMI pursuant to the management agreement. Under the terms of the agreement, the Fund will pay FMI a monthly administrative fee at the annual rate of 0.1% of the daily net assets up to and including $30,000,000 and 0.05% of the daily net assets of the Fund in excess of $30,000,000.

       Under the management agreement, FMI will reimburse the Fund for expenses over 1.3% of the daily net assets of the Fund. No such reimbursements were required for the six month period ending March 31, 2005.

       Each Director who is not affiliated with the Fund receives an annual fee for service as a Director and is eligible to participate in a deferred compensation plan with respect to these fees. Participants in the plan may designate their deferred Director's fees as if invested in the Fund. The value of each Director's deferred compensation account will increase or decrease as if it were invested in shares of the Fund. The Fund maintains its proportionate share of the liability for deferred fees.

       In the normal course of business the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(3)  DISTRIBUTION TO SHAREHOLDERS --
       Net investment income and net realized gains, if any, are distributed to shareholders at least annually.

(4)  INVESTMENT TRANSACTIONS --
       For the six month period ending March 31, 2005, purchases and proceeds of sales of investment securities (excluding short-term investments) were $67,851,934 and $83,665,326, respectively.

(5)  ACCOUNTS PAYABLE AND ACCRUED LIABILITIES --
       As of March 31, 2005, liabilities of the Fund included the following:

        Payable to FMI for management and administrative fees       $ 347,585
        Payable to brokers for investments purchased                3,246,781
        Payable to shareholders for redemptions                        14,043
        Deferred compensation plan for Directors                       10,420
        Other liabilities                                              55,224

(6)  SOURCES OF NET ASSETS --
       As of March 31, 2005, the sources of net assets were as follows:

        Fund shares issued and outstanding                       $339,046,510
        Net unrealized appreciation on investments                 75,945,207
        Undistributed net realized gains on investments            17,196,654
        Accumulated net investment loss                               (10,420)
                                                                 ------------
                                                                 $432,177,951
                                                                 ------------
                                                                 ------------
(7)  INCOME TAX INFORMATION --
       The following information for the Fund is presented on an income tax basis as of March 31, 2005:

                          GROSS              GROSS          NET UNREALIZED
      COST OF          UNREALIZED          UNREALIZED        APPRECIATION
    INVESTMENTS       APPRECIATION        DEPRECIATION      ON INVESTMENTS
    -----------       ------------        ------------      --------------
    $352,064,801       $77,934,704         $1,989,497         $75,945,207

       The following information for the Fund is presented on an income tax basis as of September 30, 2004:



                           GROSS                  GROSS             NET UNREALIZED          DISTRIBUTABLE        DISTRIBUTABLE
     COST OF             UNREALIZED            UNREALIZED            APPRECIATION              ORDINARY            LONG-TERM
    INVESTMENTS         APPRECIATION          DEPRECIATION          ON INVESTMENTS              INCOME           CAPITAL GAINS
    -----------         ------------          ------------          --------------          -------------        -------------
    $344,254,689        $62,064,292            $7,768,677            $54,295,615             $11,746,212           $8,301,019



       The difference between the cost amount for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

       The tax components of dividends paid during the years ended September 30, 2004 and 2003, capital loss carryovers, which may be used to offset future capital gains, subject to Internal Revenue Code limitations, as of September 30, 2004, and tax basis post-October losses as of September 30, 2004, which are not recognized for tax purposes until the first day of the following fiscal year are:


                                         SEPTEMBER 30, 2004                                          SEPTEMBER 30, 2003
             --------------------------------------------------------------------------      ---------------------------------
                ORDINARY            LONG-TERM           NET CAPITAL                             ORDINARY           LONG-TERM
                 INCOME           CAPITAL GAINS            LOSS            POST-OCTOBER          INCOME          CAPITAL GAINS
             DISTRIBUTIONS        DISTRIBUTIONS         CARRYOVERS            LOSSES          DISTRIBUTIONS      DISTRIBUTIONS
             -------------        -------------         ----------         ------------       -------------      -------------
                $938,273            $4,786,721              $--                $--                 $--                $--


       For corporate shareholders in the Fund, the percentage of dividend income distributed for the year ended September 30, 2004 which is designated as qualifying for the dividends received deduction is 90% (unaudited).

       For shareholders in the Fund, the percentage of dividend income distributed for the year ended September 30, 2004 which is designated as qualified dividend income under the Jobs and Growth Tax Relief Act of 2003, is 90% (unaudited).

ADDITIONAL INFORMATION

For additional information about the Directors and Officers or for a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call (800) 811-5311 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission (the "Commission") at http://www.sec.gov. Information on how the Fund voted proxies relating to portfolio securities during the twelve month period ending June 30, 2004 is available on the Fund's website at http://www.fmifunds.com or the website of the Commission. The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarter of each fiscal year on Form N-Q; (ii) the Fund's Form N-Q is available on the Commission's website; and (iii) the Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C., and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                           FMI COMMON STOCK FUND, INC.
                     100 East Wisconsin Avenue, Suite 2200
                          Milwaukee, Wisconsin  53202
                                www.fmifunds.com
                                  414-226-4555

                               BOARD OF DIRECTORS
                                 BARRY K. ALLEN
                                GEORGE D. DALTON
                               PATRICK J. ENGLISH
                             GORDON H. GUNNLAUGSSON
                                 TED D. KELLNER
                                 PAUL S. SHAIN
                                DONALD S. WILSON

                      INVESTMENT ADVISER AND ADMINISTRATOR
                           FIDUCIARY MANAGEMENT, INC.
                     100 East Wisconsin Avenue, Suite 2200
                          Milwaukee, Wisconsin  53202

                  TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
                        U.S. BANCORP FUND SERVICES, LLC
                            615 East Michigan Street
                          Milwaukee, Wisconsin  53202
                                  800-811-5311
                                       or
                                  414-765-4124

                                   CUSTODIAN
                                U.S. BANK, N.A.
                               425 Walnut Street
                             Cincinnati, Ohio 45202

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                           PRICEWATERHOUSECOOPERS LLP
                     100 East Wisconsin Avenue, Suite 1500
                          Milwaukee, Wisconsin  53202

                                 LEGAL COUNSEL
                              FOLEY & LARDNER LLP
                           777 East Wisconsin Avenue
                          Milwaukee, Wisconsin  53202

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of FMI Common Stock Fund unless accompanied or preceded by the Fund's current prospectus. Performance data quoted represents past
                               ---------------------------------------
performance; past performance does not guarantee future results. The investment
----------------------------------------------------------------
return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.fmifunds.com.

ITEM 2. CODE OF ETHICS.
-----------------------

Not applicable.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
-----------------------------------------

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable.


ITEM 6. SCHEDULE OF INVESTMENTS.
--------------------------------

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES.
--------------------------------

Not applicable.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
-------------------------------------------------------------------------

Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
---------------------------------------------------------------------------
COMPANY AND AFFILIATED PURCHASERS.
----------------------------------

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
-------------------------------------------------------------

None.

ITEM 11. CONTROLS AND PROCEDURES.
---------------------------------

(a) The disclosure controls and procedures of the FMI Common Stock Fund, Inc. are periodically evaluated. As of April 18, 2005, the date of the last evaluation, we concluded that our disclosure controls and procedures are adequate.

(b) The internal controls of the FMI Common Stock Fund, Inc. are periodically evaluated. Since, April 18, 2005, the date of the last evaluation, there have been no significant changes in the FMI Common Stock Fund's internal controls or in other factors that could have had a significant effect on such controls. There have also been no significant deficiencies or material weaknesses identified since the last evaluation that required any corrective action.

ITEM 12. EXHIBITS.
------------------

(a)  Any code of ethics or amendment thereto.  Not applicable.

(b) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(c) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


     FMI Common Stock Fund, Inc.
     ---------------------------
     Registrant

     By  /s/Ted D. Kellner
         -----------------
         Ted D. Kellner, Principal Executive Officer

     Date  5/19/05
           -------




     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     FMI Common Stock Fund, Inc.
     ---------------------------
     Registrant

     By   /s/Ted D. Kellner
          -----------------
          Ted D. Kellner,  Principal Financial Officer

     Date  5/19/05
           -------